VARIABLE INVESTORS SERIES TRUST

                         Supplement dated June 30, 2001

                                       to

                          Prospectus dated May 1, 2001

The  following   information   supplements  the  information  contained  in  the
prospectus:

First Variable Advisory Services Corp. ("Adviser"), which serves as the investment adviser to Variable Investors Series Trust ("Trust"), is a wholly-owned subsidiary of First Variable Life Insurance Company ("First Variable Life"). On June 22, 2001, Protective Life Insurance Company, a subsidiary of Protective Life Corporation of Birmingham, Alabama, announced that it had agreed to acquire the stock of First Variable Life from Ilona Financial Group, Inc., a subsidiary of Irish Life & Permanent plc of Dublin. This transaction, which is subject to regulatory approvals and certain customary closing conditions, is expected to close in October, 2001.

The consummation of the transaction will constitute an "assignment," as that term is defined in the Investment Company Act of 1940 ("1940 Act"), of the Trust's current advisory and sub-advisory agreements ("Current Agreements"). Under the 1940 Act, the Current Agreements will automatically terminate upon their assignment. As a result, the Board of Trustees of the Trust has scheduled a meeting in September, 2001, to consider the approval of interim advisory and sub-advisory agreements. The interim agreements, which would become effective on the date of closing of the transaction, would be substantially the same as the Current Agreements.







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